UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2015
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On October 5, 2015, Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of May 21, 2015 (the “Merger Agreement”), by and among Vanguard, Talon Merger Sub, LLC, a wholly owned subsidiary of Vanguard (“Merger Sub”), Eagle Rock Energy Partners, L.P. (“Eagle Rock”) and Eagle Rock Energy GP, L.P. (“Eagle Rock GP”). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Eagle Rock with Eagle Rock continuing as the surviving entity and as a wholly owned subsidiary of Vanguard (the “Merger”).

Under the terms of the Merger Agreement, (i) each common unit representing limited partner interests in Eagle Rock (“Eagle Rock Common Unit”) was converted into the right to receive 0.185 (the “Exchange Ratio”) newly issued common units representing limited liability company interests in Vanguard (“Vanguard Common Units”) or, in the case of fractional Vanguard Common Units, cash (without interest and rounded up to the nearest whole cent) (the “Merger Consideration”). Further, in connection with the Merger Agreement, Vanguard adopted Eagle Rock’s long-term incentive plan and each outstanding award of Eagle Rock Common Units issued under such plan was converted into a new award of restricted units based on Vanguard Common Units. However, any outstanding Eagle Rock Common Units held by employees and officers of Eagle Rock and members of the board of directors of Eagle Rock who did not receive offers from Vanguard or who received “Unqualified Offers” (as such term is defined in the Merger Agreement) and did not accept such offers accelerated upon the effective time of the Merger and was converted into the right to receive the Merger Consideration, with the vesting of performance-based restricted units determined based upon Eagle Rock’s actual performance through the effective time of the Merger (subject to Vanguard’s good faith review).

    Pursuant to the Merger, Vanguard issued (i) approximately 28.75 million Vanguard Common Units as the Merger Consideration, which common units trade on the Nasdaq Global Select Market (“NASDAQ”) under the symbol “VNR.” In connection with the consummation of the Merger, NASDAQ was notified that each outstanding Eagle Rock Common Unit was converted into the right to receive the Merger Consideration described above, subject to the terms and conditions of the Merger Agreement. Eagle Rock requested that NASDAQ file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to delisting the Eagle Rock Common Units. Vanguard, on behalf of Eagle Rock, intends to file with the SEC a Form 15 requesting the reporting obligations of Eagle Rock under Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) be suspended as soon as practicable.

The Merger was completed following (i) approval by holders of a majority of the outstanding Eagle Rock Common Units, at a Special Meeting of Eagle Rock unitholders on October 5, 2015, of the Merger Agreement and the Merger and (ii) approval by Vanguard unitholders, at Vanguard’s 2015 Annual Meeting of Unitholders, of the issuance of Vanguard Common Units to be issued as Merger Consideration to the holders of Eagle Rock Common Units in connection with the Merger.

The summary of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Eagle Rock with the SEC on May 22, 2015 and is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain             Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, Eagle Rock GP transferred and assigned sponsorship and administration to Vanguard of the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan dated October 8, 2015 (the “Plan”). Accordingly, the board of directors of Vanguard adopted the Plan on October 8, 2015. Awards under the Plan may be granted only to those individuals who were eligible to receive awards under the Plan as of effective time of the closing of the Merger.

All references in the Plan to Eagle Rock Common Units were substituted with references to Vanguard Common Units, and the outstanding number of units available for issuance under the Plan was adjusted by the Exchange Ratio. As a result, after accounting for prior awards made by Eagle Rock, 1,054,709 Vanguard Common Units are available for grant and delivery under the Plan.
The Plan provides for the grant, from time to time at the discretion of the board of directors of Vanguard, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights and other unit-based awards. Common units cancelled or forfeited will be available for delivery pursuant to other awards. The Plan will be administered by the board of directors of Vanguard or a designated committee thereof.
The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Item 7.01    Regulation FD Disclosures

On October 8, 2015, Vanguard issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto.
The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.
(d) Exhibits.

Exhibit Number	Description

Exhibit 2.1*
Agreement and Plan of Merger by and among Vanguard Natural Resources, LLC, Talon Merger Sub, LLC, Eagle Rock Energy Partners, L.P. and Eagle Rock Energy GP, L.P., dated as of May 21, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Eagle Rock Energy Partners, L.P. with the SEC on May 22, 2015)

Exhibit 10.1	Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan dated October 8, 2015
Exhibit 99.1	Press release dated October 8, 2015
*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: October 8, 2015	By:	/s/ Richard A. Robert
		Name:	Richard A. Robert
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*
Agreement and Plan of Merger by and among Vanguard Natural Resources, LLC, Talon Merger Sub, LLC, Eagle Rock Energy Partners, L.P. and Eagle Rock Energy GP, L.P., dated as of May 21, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Eagle Rock Energy Partners, L.P. with the SEC on May 22, 2015)

Exhibit 10.1	Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan dated October 8, 2015
Exhibit 99.1	Press release dated October 8, 2015
*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.